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                                                                   EXHIBIT 10.28

                               AMENDMENT NO. 2 TO
                                CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (the "Amendment") is made as of June 29, 2000, by and between LA PETITE ACADEMY, INC., a Delaware corporation (the "Borrower"), LPA HOLDING CORP., a Delaware corporation (the "Parent"), BANK OF AMERICA, N.A., a national banking association and successor by merger to NationsBank, N.A., as administrative agent, documentation agent and collateral agent for the Lenders party to the Credit Agreement (as defined below) and as a Lender (in its capacity as administrative agent, the "Agent," in its capacity as collateral agent, the "Collateral Agent" and in its capacity as a Lender, "Bank of America"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, successor to The Chase Manhattan Bank, as syndication agent and as a Lender (in its capacity as a Lender, "Chase") and the other Lenders party to the Credit Agreement.

                                    RECITALS

         A. The Borrower, the Parent, the Agent and Chase are parties to that certain Credit Agreement dated as of May 11, 1998, (as the same from time to time may be extended, amended, supplemented, waived or modified, the "Credit Agreement"), pursuant to which Chase has heretofore acted: (i) as Issuing Bank and, in that capacity, has issued Letters of Credit from time to time on behalf of the other Lenders party thereto for the account of the Borrower; and (ii) as Swingline Lender and, in that capacity, has made Swingline Loans on behalf of the other Lenders party thereto.

         B. The Parent has executed that certain Parent Guarantee Agreement dated as of May 11, 1998 (the "Parent Guarantee Agreement"), LPA Services, Inc. ("LPAS") has executed that certain Subsidiary Guaranty Agreement dated as of May 11, 1998 (the "Subsidiary Guarantee Agreement") and Bright Start, Inc. ("BSI") has executed that certain Supplement No. 1 dated as of July 23, 1999 to the Subsidiary Guarantee Agreement, in each case in favor of the Agent and the Collateral Agent (the Parent, in its capacity as a guarantor, LPAS and BSI, each, a "Guarantor" and, collectively, the "Guarantors").

         C. Chase and the Agent have requested certain changes in the terms of the Credit Agreement to allow Bank of America to replace Chase as both the Issuing Bank and the Swingline Lender, and the Borrower, the Parent and the Required Lenders are willing to agree to those changes on the terms and conditions set forth herein.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties do hereby agree as follows:

         1. Capitalized terms used but not defined in this Amendment shall have the meanings given them in the Credit Agreement.

         2. Amendment to the Credit Agreement:

               (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

                    (i) The first sentence of the definition of "Issuing Bank" is hereby amended and restated in its entirety to read as follows:


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                    "Issuing Bank" means Bank of America, N.A., in its capacity as the issuer of letters of credit hereunder, and its successors in such capacity as provided in Section 2.05(i)."

                    (ii) The definition of "Swingline Lender" is hereby amended and restated in its entirety to read as follows:

                    "Swingline Lender" means Bank of America, N.A. or any of its Affiliates, in its capacity as lender of Swingline Loans hereunder.

               (b) Section 9.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                    "if to Holdings or the Borrower, to it at 14 Corporate Woods, 8717 West 110th Street, Suite 300, Overland Park, Kansas 66210, Attention: Chief Financial Officer (Telecopy:
                    913/345-9601) with a copy to Chase Capital Partners, 380 Madison Avenue - 12th Floor, New York, New York 10017, Attention of Stephen P. Murray (Telecopy: 212/622-3101);"

               (c) Section 9.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                    "if to the Administrative Agent, the Documentation Agent or the Collateral Agent to Bank of America, N.A., 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255, Attention of Credit Services - Erik Truett (Telecopy:
                    704/409-0028) with a copy to Johns Ellington (Telecopy:
                    704/386-9607);"

               (d) Section 9.01(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                    "if to the Issuing Bank, to Bank of America, N.A., 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255, Attention of Credit Services - Erik Truett (Telecopy:
                    704/409-0028) with a copy to Johns Ellington (Telecopy:
                    704/386-9607);"

               (e) Section 9.01(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                    "if to the Swingline Lender, to Bank of America, N.A., 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255, Attention of Credit Services - Erik Truett (Telecopy:
                    704/409-0028) with a copy to Johns Ellington (Telecopy:
                    704/386-9607); and"

         3. Each of the Borrower and the Parent hereby represents and warrants to the Agent and the Lenders that:

          (a) this Amendment has been duly authorized, executed and delivered on its behalf, and the Credit Agreement as amended hereby, constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to any equitable principles limiting the right to obtain specific performance of any such obligation;




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          (b)  the representations and warranties of each of the Borrower and the Parent set forth in Article III of the Credit Agreement (other than any representations and warranties that relate exclusively to a prior date, which representations and warranties were true and correct in all material respects as of such prior date), are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of such date; and

          (c) no Default or Event of Default under the Credit Agreement has occurred and is continuing or will result from the execution and delivery of this Amendment.

         4. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. As expressly amended hereby, the Credit Agreement is hereby ratified and confirmed and shall continue in full force and effect.

         5. By execution hereof, (a) Chase, solely in its respective capacities as Issuing Lender and Swingline Lender, resigns as Issuing Lender and Swingline Lender, and (b) Bank of America accepts the capacity of both Issuing Bank and Swingline Lender, and assumes all of the rights and responsibilities attendant thereto. The parties hereto agree that the replacement of Chase as Issuing Lender by Bank of America is a replacement of the Issuing Lender in accordance with Section 2.05(i) of the Credit Agreement.

         6. By execution hereof, each of the Guarantors consents to the terms and conditions of this Amendment and confirms that the Parent Guarantee Agreement or Subsidiary Guarantee Agreement, as the case may be, to which Guarantor is a party continues in full force and effect after giving effect to this Amendment.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

                                            LA PETITE ACADEMY, INC.


                                            By: /s/ Jeffrey J. Fletcher
                                                --------------------------------
                                            Name: Jeffrey J. Fletcher
                                                 -------------------------------
                                            Title: Chief Financial Officer
                                                  ------------------------------


                                            LPA HOLDING CORP., as a party hereto
                                            and as a Guarantor


                                            By: /s/ Jeffrey J. Fletcher
                                                --------------------------------
                                            Name: Jeffrey J. Fletcher
                                                 -------------------------------
                                            Title: Chief Financial Officer
                                                  ------------------------------


                                            LPA SERVICES, INC., as a Guarantor

                                            By: /s/ Jeffrey J. Fletcher
                                                --------------------------------
                                            Name: Jeffrey J. Fletcher
                                                 -------------------------------
                                            Title: Chief Financial Officer
                                                  ------------------------------



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                                            BRIGHT START, INC., as a Guarantor


                                            By: /s/ Jeffrey J. Fletcher
                                                --------------------------------
                                            Name: Jeffrey J. Fletcher
                                                 -------------------------------
                                            Title: Chief Financial Officer
                                                  ------------------------------


                                            BANK OF AMERICA, N.A., as Agent,
                                            Issuing Bank, Swingline Lender and
                                            as a Lender


                                            By: /s/ Johns N. Ellington
                                                --------------------------------
                                            Name: Johns N. Ellington
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            KZH CRESCENT-2 LLC


                                            By: /s/ Peter Chin
                                                --------------------------------
                                            Name:    Peter Chin
                                                 -------------------------------
                                            Title: Authorized Agent
                                                  ------------------------------


                                            BHF (USA) CAPITAL CORPORATION


                                            By: /s/ Harris J. Shulz
                                                --------------------------------
                                            Name: Harris J. Shulz
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            FIRSTAR BANK MISSOURI, National
                                            Association formerly known as
                                            MERCANTILE BANK NATIONAL ASSOCIATION


                                            By: /s/ Juli K. Wisniewski
                                                --------------------------------
                                            Name: Juli K. Wisniewski
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            INDOSUEZ CAPITAL FUNDING III,
                                            LIMITED

                                            By:  Indosuez Capital as Portfolio
                                                 Advisor


                                            By: /s/ Melissa Marano
                                                --------------------------------
                                            Name: Melissa Marano
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------



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                                            INDOSUEZ CAPITAL FUNDING IV, L.P.

                                            By:  Indosuez Capital as Portfolio
                                                 Advisor


                                            By: /s/ Melissa Marano
                                                --------------------------------
                                            Name: Melissa Marano
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            CHASE BANK OF TEXAS, INTERNATIONAL
                                            ASSOCIATION


                                            By: /s/ Michael J. Lister
                                                --------------------------------
                                            Name: Michael J. Lister
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            VAN KAMPEN PRIME RATE INCOME TRUST

                                            By:  Van Kampen Investment Advisory
                                                 Group


                                            By: /s/ Darvin D. Pierce
                                                --------------------------------
                                            Name: Darvin D. Pierce
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            SENIOR DEBT PORTFOLIO

                                            By:  Boston Management and Research
                                                 as Investment Advisor


                                            By: /s/ Scott H. Page
                                                --------------------------------
                                            Name: Scott H. Page
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------



                                            SRV - HIGHLAND, INC.


                                            By:
                                                --------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------




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                                            PAMCO CAYMAN LTD.

                                            By:   Highland Capital Management,
                                                  L.P. as Collateral Manager


                                            By:
                                                --------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------